EXHIBIT 32.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Golfsmith International Holdings, Inc. (the “Company”) on Form 10-Q for the quarterly period ended October 3, 2009 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Martin E. Hanaka, Chairman and Chief Executive Officer, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/ s / Martin E. Hanaka
Name:	Martin E. Hanaka
Title:	Chairman and Chief Executive Officer
Date:	October 27, 2009